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                                                                 EXHIBIT 10.12

                                                                      ANNEX 1

                                 SOUTHDOWN, INC.
                                PHANTOM STOCK AND
                           DEFERRED COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


                                   SECTION I.
                PURPOSES OF PLAN, EFFECTIVE DATE AND DEFINITIONS

         1.1 Purpose. The purpose of the Southdown, Inc. Phantom Stock and Deferred Compensation Plan for Non-Employee Directors ("Plan") is to attract and retain the services of experienced and knowledgeable non-employee directors and provide an opportunity for ownership of the common stock, $1.25 par value ("Common Stock") of Southdown Inc., a Louisiana corporation ("Company"). The Plan shall be an unfunded deferred compensation arrangement.

         1.2 Effective Date. The Plan shall be effective as of the 1st day of January, 1997 ("Effective Date") provided the Plan is approved by the stockholders of the Company within twelve (12) months of the date the Plan is approved by the Board. Notwithstanding any provision of the Plan, a Participant will not be entitled to a distribution of Common Stock pursuant to Section V prior to the approval of the Plan by the stockholders of the Company.

         1.3 Definitions. For purposes of this Plan, the following phrases or terms shall have the indicated meanings unless otherwise clearly apparent from the context.

                  (a) "Beneficiary" means any person or persons so designated in accordance with the provisions of Section 5.3.

                  (b)      "Board" means the Board of Directors of the Company.

                  (c) "Compensation" means the sum of (i) the monthly fee a Participant earns for services rendered as a Board member and (ii) the monthly fee a Participant earns for services rendered on each committee of the Board on which a Participant serves.

                  (d) "Fair Market Value" means the average (mean) of the reported "high" and "low" sales prices for a share of Common Stock as reported in The Wall Street Journal's NYSE- Composite Transactions listing for such day (corrected for obvious typographical errors), or if shares of Common Stock are not reported in such listing, the average of the reported "high" and "low" sales prices on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are listed or traded, or if such shares are not listed or traded on any national securities exchange, then the average of the reported "high" and "low" sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the average between the closing bid and asked prices so reported, or, if such prices shall not be reported, then the average


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closing bid and asked prices reported by the national Quotation Bureau
Incorporated, or, in all other cases, the value established by the Board in good faith.

                  (e) "Last Trading Day" means the last day of each calendar month on which shares of Common Stock are traded on the New York Stock Exchange. The first Last Trading Day shall be January 31, 1997.

                  (f) "Participant" means each non-employee member of the Board.

                  (g) "Plan Year" means the twelve month period commencing on January 1st and ending December 31st.

                  (h) "Stock Unit" means a right to receive one share of Common Stock.

                                   SECTION II.
                           ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Board. Subject to the terms of the Plan, the Board shall have the power to interpret the provisions and supervise the administration of the Plan. All decisions made by the Board pursuant to the provisions of the Plan shall be made by a majority of its members at a duly held regular or special meeting or by written consent in lieu of any such meeting. A majority of the Directors in office shall constitute a quorum and all decisions made by the Board pursuant to provisions of the Plan shall be made by a majority of directors present at any duly held regular or special meeting at which a quorum is present (unless the concurrence of a greater proportion is required by law or by the articles or bylaws of the Company) or by the written consent of a majority of the directors in lieu of any such meeting.

                                  SECTION III.
                       COMMON STOCK RESERVED FOR THE PLAN

         3.1 Reserved. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 250,000. The Company shall at all times reserve a sufficient number of shares of Common Stock to satisfy the requirements of the Plan.

         3.2 Common Stock Offered. The Common Stock to be delivered pursuant to the Plan may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

         3.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Common Stock that occurs after the Effective Date by reason of a Common Stock dividend or split,

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recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the aggregate number of shares of Common Stock subject to a Stock Unit shall be adjusted appropriately by the Board whose determination shall be conclusive.

                                   SECTION IV.
                                   STOCK UNITS

         4.1 Award of Stock Units. Effective as of each Last Trading Day, the Participant will be awarded a number of Stock Units in accordance with the following formula:

                                                 One-half of a Participant's
                  Stock Units Awarded     =      Compensation divided by
                                                 the Fair Market Value of a
                                                 share of Common Stock on
                                                 the Last Trading Day of the
                                                 month in which the
                                                 Compensation is earned

         Fractional amounts shall be rounded to the nearest ten thousandth share. The Company shall maintain an account ("Account") for each Participant which will reflect the current number of Stock Units maintained on behalf of a Participant at any time. The Stock Units awarded a Participant pursuant to this
Section 4.1 are in lieu of and replace one-half of the amount of cash Compensation a Participant would have received prior to the Effective Date.

         4.2      Deferred Compensation - Stock Units.

                  (a) Any Participant may irrevocably elect, prior to the beginning of each Plan Year, but no later than the November 30 preceding the beginning of a Plan Year, to defer receipt of one-half of the amount of Compensation a Participant is to earn during the Plan Year which would otherwise have been payable in cash to the Participant. A new Participant may make an election with respect to one-half of the amount of Compensation such Participant will earn during such Participant's first Plan Year of eligibility within 30 days of becoming a Participant.

                  (b) The election will be made on a written form called a "Notice of Election", which shall be signed by the Participant and delivered to the Board. This election will continue in effect for future years in which the Participant is eligible to participate unless the Participant submits a written request revoking or revising his or her election on a new Notice of Election form. Any revocation or revised election will be applicable only to one-half the amount of Compensation the Participant may earn in the future and will be effective as of the first day of the Plan Year specified in such revocation or revised election, provided that the new, signed Notice of Election form has been received by the Board by November 30 immediately preceding such specified Plan Year.


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                  (c) If a Participant has elected to defer receipt of one-half of the amount of Compensation as set forth in paragraph (a) above, then the one-half of Compensation deferred will be converted into Stock Units and added to a Participant's Account effective as of each Last Trading Day in accordance with the following formula:

                                              One-half of a Participant's
                  Stock Units Awarded    =    Compensation divided by
                                              the Fair Market Value of a
                                              share of Common Stock on
                                              the Last Trading Day of the
                                              month in which the
                                              Compensation is earned

         Fractional amounts shall be rounded to the nearest ten thousandth share.

         4.3      Dividend - Stock Units.

         Upon the payment of any cash dividend by the Company to holders of Common Stock, a Participant will be awarded a number of Stock Units to be added to such Participant's Account in an amount equal to the product of (i) the number of Stock Units held in a Participant's Account on the date the cash dividend was declared (rounded down to the nearest whole share), multiplied by
(ii) a fraction, where the numerator is the amount of cash dividend paid on one share of Common Stock and the denominator is the Fair Market Value of a share of Common Stock on the date the cash dividend was paid by the Company to the holders of Common Stock.

                                   SECTION V.
                            DISTRIBUTION OF BENEFITS

         5.1 Cessation from Board. Within ten (10) days from the date a Participant ceases to serve on the Board for any reason, the Company shall deliver a certificate or certificates to such Participant for a number of shares of Common Stock equal to the total number of Stock Units (rounded up to the nearest whole Stock Unit) in such Participant's Account as of the date the Participant's service on the Board ceased.

         5.2 Termination of the Plan. If the Plan is terminated pursuant to
Section 6.4, within ten (10) days from the date of such termination of the Plan ("Plan Termination Date"), the Company shall deliver a certificate or certificates to each Participant for a number of shares of Common Stock equal to the total number of Stock Units (rounded up to the nearest whole Stock Unit) in a Participant's Account as of the Plan Termination Date.

         5.3 Beneficiary. In the event of the death of a Participant before delivery of a certificate or certificates of Common Stock pursuant to Sections
5.1 or 5.2 above, the Company shall deliver the shares of Common Stock to the individual designated as Primary Beneficiary on the latest

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executed "Notice of Change of Beneficiary" form on file with the Company within a reasonable time period, but no later than 180 days after the date of death of the Participant. If the Primary Beneficiary designated on the latest executed "Notice of Change of Beneficiary" form is no longer living, the Company shall deliver the shares of Common Stock to the individual designated as Secondary Beneficiary on the latest executed "Notice of Change of Beneficiary" form on file with the Company. If the Second Beneficiary designated on the latest executed "Notice of Change of Beneficiary" form is no longer living, the Company shall deliver the shares of Common Stock to the Participant's estate. If a Participant desires to change the Beneficiary he or she has previously designated, the Participant may do so at any time by submitting a new "Notice of Change of Beneficiary" form to the Board of Directors.

                                   SECTION VI.
                                  MISCELLANEOUS

         6.1 Benefits Payable from General Assets. Amounts payable hereunder shall be paid exclusively from the general assets of the Company, and no person entitled to payment hereunder shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or asset of the Company which may be looked to for such payment. The Company's liability for the payment of benefits hereunder shall be evidenced only by this Plan. A Participant shall have only the right of a general unsecured creditor of the Company with respect to any rights under the Plan. Nothing contained in the Plan shall constitute a guaranty by the Company or any other entity or person that the assets of the Company will be sufficient to pay any benefit hereunder.

         6.2 Nonalienation of Benefits. No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same will be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or Beneficiary hereunder shall become bankrupt or attempt to anticipate, alienate, assign, sell, pledge, encumber or charge any right of benefit hereunder, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration or any other form of process or involuntary lien or seizure, then such right or benefit shall be held by the Company for the sole benefit of the Participant or the Beneficiary, his or her spouse, children or other dependents, or any of them in such manner and in such proportion as the Board shall deem proper, free and clear of the claims of any other party whatsoever.

         6.3 Prerequisites to Benefits. No Participant, or any person claiming through a Participant, shall have any right or interest in the Plan or any benefits hereunder unless and until all the terms, conditions and provisions of the Plan that affect such Participant or such other person shall have been complied with as specified herein. The Participant shall complete such forms and furnish such information as the Board may require in the administration of the Plan.

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         6.4 Amendment or Termination of the Plan. The Board may amend or terminate this Plan at any time. Any amendment or termination of this Plan shall not, however, affect the rights of any Participant to the benefits provided under Stock Units then standing to the credit of any such Participant in the Participant's Account at the time of such amendment or termination. The Board may not, without approval of the stockholders of the Company, amend the Plan to increase the aggregate number of shares of Common Stock reserved for the Plan, except as provided in Section 3.3.

         6.5 Governing Law. The Plan is established under, and the execution, validity, interpretation and performance of this Plan shall be determined and governed exclusively by, the laws of the State of Texas, without reference to the principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought by a Participant, or any party representing Participant or claiming to have an interest in Participant's benefits under the Plan, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. In reaching his or her decision, the arbitrator shall have no authority to change or modify any provision of this Plan. In addition, any and all charges which may be made for the cost of the arbitration and the fees and expenses of the arbitrator shall be borne equally by the parties. Jurisdiction with respect to any legal proceeding brought by Company, concerning any subject matter contained in this Plan shall rest in state or federal courts sitting in the State of Texas or in any jurisdiction where Participant resides, does or has done business, or owns property. Also, Company, at its election, may submit any dispute it has with Participant or claiming party to arbitration in accordance with the procedures set forth in this Section.

         6.6 Severability. All provisions herein are severable and in the event any one of them shall be held invalid by any court of competent jurisdiction, the Plan shall be interpreted as if such invalid provisions was not contained herein.

         6.7 Headings. The headings of the sections of this Plan are inserted for convenience only and shall not be deemed to constitute a part of this Plan.

         6.8 Non-Waiver. Failure on the part of any party in any one or more instances to enforce any of its rights which arise in connection with this Plan or to insist upon the strict performance of any of its terms, conditions, or covenants of this Plan shall not be construed as a waiver or a relinquishment for the future of any such rights, terms, conditions, or covenants. No waiver of any condition of this Plan shall be valid unless it is in writing.

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         6.9      Plan on File.  The Company shall place this Plan on file in the office of its principal place of business.

         6.10 Notices. Any notices to be given hereunder by either party to the other may be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested. Notices delivered personally shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of three (3) days after mailing.



Approved: ______________________________    Date: ____________________________






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                               NOTICE OF ELECTION

                                     for the

                                 SOUTHDOWN, INC.
                                PHANTOM STOCK AND
                           DEFERRED COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

To be effective on the date set forth in paragraph 2 below, this Notice of Election must be completed and returned to the Board of Directors ("Board") prior to the November 30th immediately preceding such date.

         1.       Name of Participant:____________________________

         2. Date of commencement of deferral of compensation (as described in paragraph 3 below): January 1, 199__.

         3. Pursuant to the Southdown, Inc. Phantom Stock and Deferred Compensation Plan for Non-Employee Directors, the undersigned individual does hereby elect to defer one-half of the sum of the monthly fee the undersigned earns (i) for services rendered as a Board member and (ii) for services rendered on each committee of the Board on which the undersigned serves. The undersigned acknowledges that this election is irrevocable with respect to compensation earned in the coming year, but may be revoked with respect to compensation earned in future years by written notice.


Dated this ____________ day of ____________________________, 19___.



                                 Participant: _____________________________







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                         NOTICE OF CHANGE OF BENEFICIARY

                                     for the

                                 SOUTHDOWN, INC.
                                PHANTOM STOCK AND
                           DEFERRED COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

This Beneficiary designation is an:

                  |_|      Initial designation, or
                  |_|      Change of designation

Designation of PRIMARY BENEFICIARY: Name, Address, Society Security Number

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

Designation of SECONDARY BENEFICIARY: Name, Address, Society Security Number

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


I understand that this Beneficiary designation form will remain in effect until I submit a "Notice of Change of Beneficiary" form.




Name of Participant:_________________________

Date:________________________________________